Exhibit 99.1

Delightful Service Through Innovation
To Every Customer Every Day

M
T
W
Angelica
T
F
S
PATIENT A
S

Angelica Corporation
June, 2006

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Angelica Footprint by Market

SACRAMENTO
ANTIOCH
TURLOCK
STOCKTON
FRESNO
LAS VEGAS
COLTON
POMONA
SAN FERNANDO
LOS ANGELES
ORANGE
SAN DIEGO
PHOENIX
OKLAHOMA CITY
WICHITA FALLS
DALLAS
HOUSTON
CORPORATE OFFICE
CHICAGO
BALLSTON SPA
BATAVIA
LORAIN
DELAWARE
WORCESTER
SOMERVILLE
PAWTUCKET
HEMPSTEAD
EDISON
DURHAM
OOLTEWAH
COLUMBIA
ROCKMART
ATLANTA
OPERATING HEADQUARTERS
HOLLY HILL
TAMPA
CORPORATE OFFICES
SERVICE CENTER
DEPOT DISTRIBUTION

Angelica

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The Market is Large and Growing

- Angelica network reaches approximately half of the U.S. healthcare market
- Current market share in these geographic markets
  - Hospitals –26%
  - Clinics –3%
  - Long-Term Care –5%
- Aging population means demand for healthcare services and hence, healthcare linen usage will grow
- Continued outsourcing growth potential

U.S. Healthcare Linen Market

Estimated at $5.8 Billion

Long-Term Care $1.3B
Hospitals $2.0B
Clinics $2.5B

Angelica

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Future Outsourcing Provides Additional Opportunities

Acute Care Markets in which AGL Participates

25% still done by hospitals themselves
Coops 5%
Angelica 26%
On-Premise Laundries 20%
Competitors 49%

Competitors 59%
On-Premise Laundries 34%
Coops 7%
41% still done by hospitals themselves

Angelica

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Steady Revenue Growth

Annual Revenues * - $ Million
$418.4
400
$308.0
$283.3
300
$250.7
$263.8
200
100
0
FY01
FY02
FY03
FY04
FY05

*Adjusted to eliminate discontinued operations

Angelica

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Pretax Income from Continuing Operations

Annual Pretax Income - $ Millions**
16
14
12
10
8
6
4
2
0
$6.7
$5.3
$15.5*
$13.2
$0.7
FY01
FY02
FY03
FY04
FY05

**Adjusted to eliminate discontinued operations

Angelica

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Delightful Service Through Innovation
To Every Customer Every Day

M
T
W
Angelica
T
F
S
PATIENT A
S

Angelica Corporation
June, 2006

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Delightful Service Through Innovation
To Every Customer Every Day

[picture]

Angelica Corporation
June, 2006

Safe Harbor Statement

This presentation contains forward-looking statements, which reflect Angelica Corporation’s current views with respect to future events and financial performance and are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause our actual results to be materially different from those expressed or implied by these statements. A more detailed description of certain factors that could affect actual results include, but are not limited to, those discussed in Angelica Corporation’s filings with the Securities and Exchange Commission.

[Angelica logo]

Our Vision

Angelica’s objective is to be the
leading provider of linen management services
to the U.S. healthcare market by providing
delightful service through innovation.

“Great Service Every Day to Every Customer”

[Angelica logo]

Equity Snapshot

• Exchange/Symbol (IPO in 1958)	NYSE: AGL
• Share Price as of 06/07/06	$17.25
• Market Capitalization	$162M
• Shares Outstanding	9.4M
• Market Cap/Revenues (ttm)	0.38
• Dividend/Yield	$0.44/2.6%

[Angelica logo]

Angelica’s History

•	Founded in 1878 as uniform manufacturing company and grew to three divisions in 1960’s: Manufacturing, Textile Services and Retail

•	Sold Manufacturing division in 2002

•	Sold Retail division in 2004

•	Reduced corporate overhead from 50 people to 15 people in 2004

•	Focused textile rental services business on healthcare linen services

[Angelica logo]

Angelica Today

•	Completed reorganization November, 2005

	-	Moved to customer versus plant focused organizational structure, collapsing 31 facilities into nine markets, eliminated 50 exempt positions

	-	Market Vice President (MVP) leads each market, supported by Directors of Service, Operations and Sales

•	Rolling out programs to achieve 100% fill rates with on-time deliveries, and increase product quality

•	Optimizing cost structure via best practice implementation in all 31 service centers

•	Building an IT knowledge base and metrics

[Angelica logo]

Angelica Footprint by Market

•   Delightful service to every customer every day

•   30 service centers in nine markets located in U.S.

[map]

[Angelica logo]

Angelica Tomorrow

“Great Service Every Day to Every Customer” yields:

•	The unsurpassed healthcare linen management service provider, leading to organic growth rate of 7-10%

•	A more efficient operating model, leveraging our scale and best practices, growing gross margins to 20%

•	Additional growth through acquisitions by consolidating a fragmented market and by adding complementary healthcare services that fit our model

[Angelica logo]

The Market is Large and Growing

▪	Angelica network reaches approximately half of the U.S. healthcare market	U.S. Healthcare Linen Market
▪	Current market share in these geographic markets	Estimated at $5.8 Billion
▪ Hospitals -26%
	▪ Clinics -3%	[pie graph]
	▪ Long-Term Care -5%	Long-Term Care $1.3B
▪	Aging population means demand for healthcare services and hence, healthcare linen usage will grow	Hospitals $2.0B Clinics $2.5B
▪	Continued outsourcing growth potential

[Angelica logo]

Future Outsourcing Provides Additional Opportunities

Acute Care Markets in which AGL Participates	Untapped Acute Care
Markets in which AGL does not Participate

25% still done by hospitals themselves

[pie chart]	[pie chart]

Coops 5%	Coops 7%
On-Premise Laundries 20%	On-Premise Laundries 34%
Angelica 26%	Competitors 59%
Competitors 49%
41% still done by hospitals themselves

[Angelica logo]

Competitive Environment

•	With less than 10% share of the total healthcare market, Angelica leads a fragmented $5.8 billion market

•	Only two national hospital competitors (Crothall Services, a Compass division, and Sodexho Laundry Services)

•	Approximately 11 mid-size regional hospital providers (between $20 million and $100 million)

•	Over 1,500 hospitals still managing (or using management firm for) own laundry (OPL) or using coop

•	In clinics, Aramark and Morgan Linen are the largest competitors with industry dominated by small players

•	In long-term care, Health Care Services Group is an indirect national competitor

[Angelica logo]

Growth Strategy

•	Organic Revenue Growth
	-	Delightful service through innovation
• 100% fill rate; on-time delivery
• Improved product offerings
	-	All products available and offered to all customers
	-	Clinic and long-term care growth
•	Acquired Revenue Growth
	-	On premise laundry (OPL) conversion
	-	Accretive competitor acquisition
•	Improved Operational Efficiency
	-	Market structure
	-	Best practices

[Angelica logo]

Keys to Accelerating Organic Growth

•	Restructure organization and reward system around the customer, increasing top 2 “willing to recommend” scores from 80% to 95+%

•	Implement best practices that improve the customer experience, including 100% fill rates, on-time delivery and high quality products, leading to increased pricing

•	Sell all current customers all current products—leveraging sheets and pillowcases into garments, mops and mats—maximizing revenue per customer

•	Focus clinic and long-term care selling on current customer affiliates who already enjoy Angelica Service

[Angelica logo]

Key Customer Metrics We Are Tracking

•	Fill Rates - by piece and by order - actual measures daily

•	Customer Satisfaction - overall, product satisfaction, delivery satisfaction, willingness to recommend - internal monthly report card with annual customer surveys

•	By Customer Planning Process with quarterly drives on product penetration by customer

•	By Customer Planning Process on affiliated clinic and long-term care facility penetration - quarterly

[Angelica logo]

Keys to Improving Gross Margins and Profitability

•	Leverage superior service into:
	-	Price increases equal to inflation
	-	Accelerated growth in clinics and higher margin products
•	Replicate best practices in all plants to reduce costs
	-	Continued linen purchase improvements
	-	Rollout GPS and distribution software
	-	Finish best practices implementation in FY06
	-	Return utilities to FY04 level as a percentage of sales - highest level in prior ten years
	-	Use scale to lower fixed expense and SG&A

[Angelica logo]

Key Cost and Profit Metrics We Are Tracking -
Total and by Market

•	Yield total and net per pound

•	Operating cost per pound - total and for all key segments

•	Energy utilization per pound - gallons of water per pound, therms per pound

•	Pounds per labor hour

•	Distribution cost per pound and per mile - with and without fuel

•	Service center and key processes capacity utilization

[Angelica logo]

Target FY08 Economic Model - % of Revenues

	HISTORICAL RESULTS*				TARGET FY08	COMMENTS

	FY02	FY03	FY04	FY05

Revenues	100%	100%	100%	100%	100%

All Merchandise Costs	19.9%	19.4%	19.3%	17.7%	16.4%	Continued Purchasing Efficiency

Utilities	6.6%	7.3%	8.4%	9.8%	8.5%	Settles at Pre-05 Historic Highs

A/O Production Expense	41.4%	41.0%	43.0%	45.5%	42.8%	Gains from FY06 Best Practices Project

Delivery Expense	12.7%	13.3%	13.4%	14.1%	12.3%	Impact of GPS and Distribution Software

Gross Margin	19.5%	19.0%	15.8%	12.9%	20.0%

SG&A	14.1%	13.9%	12.2%	12.0%	11.0%	Continual Efficiency and Scale Benefits

* Discontinued operations removed from historical results

[Angelica logo]

Current Market Profitability

FY05
# Markets with 20+ % Gross Margin	1

# Markets with 17.5% to 19.9% Gross Margin	1

# Markets with 15.0% to 17.4% Gross Margin	0

# Markets with 2.5% to 14.9% Gross Margin	2

# Markets with 10.0% to 12.4% Gross Margin	4

# Markets with <10% Gross Margin	1

[Angelica logo]

Production Costs Per Pound - Index vs. FY05

PER POUND COSTS	FY05 Base**	Q1 FY06	Q2 FY06
Total Production Cost	100	99.5	*
Total Production Cost - Linen Cost	100	100.3	*
Total Production Cost - Linen - Utilities	100	100.3	*
Total Production Cost - Linen - Utilities - Delivery	100	99.6	*

*To be provided in presentations following earnings announcement
**Twelve Months Ending 1/28/06

[Angelica logo]

Specific Plans to Lower Costs

•	Leverage best practices roll out project in addition to capital investment to reduce labor, energy and operating costs, plus increase capacity

•	Limit SG&A growth to 50% of sales growth rate

[Angelica logo]

Further Opportunities for Growth Via Acquisition

•	Since November 2003, we have purchased over $130 million in net healthcare revenue, while selling about $24 million of non-healthcare business

•	Strategic focus is filling in market presence in Eastern and Southern United States with complementary, quality service providers

•	Acquisitions range from small tuck-in volume to multiple free-standing plants

•	Seek accretive acquisitions with 15% internal rate of return and 18% return on net assets.

[Angelica logo]

Acquisitions Completed to Date

DATE	TRANSACTION	BENEFIT	REVENUES
August 2005	Purchased customer contracts and assets from Bob White Services in northern Ohio and upstate New York	Strengthened regional position and capacity utilization	$3 M
March 2005	Purchased Royal Institutional Services’ healthcare business in Somerville and Worcester, MA	More than tripled New England presence	$45 M
January 2005	Laundry plants and contracts in Dallas and Wichita Falls from National Linen Services	Strengthened Southwest position	$18 M
January 2005	Assumed lease and operations of Long Island healthcare plant from Tartan Textile	Improved access to NY market, especially long-term care	$28 M
December 2004	Healthcare laundry operations and customer contracts of Golden State Services in Northern California	Strengthens presence in Northern California market	$20 M
May 2004	Purchased New England healthcare business of Tartan Textile	Strengthened New England position	$1 M
April 2004	Duke University Health System laundry in Durham, NC	Example of hospital system outsourcing linen management	$5 M
December 2003	National Services’ healthcare plant and business located in Safety Harbor, FL	Enabled AGL to serve 75% of the Florida market	$12 M
November 2003	Customer contracts and selected assets of Tenney Laundry Services in Batavia, NY	Strengthened regional position	$2 M

[Angelica logo]

Rationale for Five Deals over $10M

		Revenue*	Rationale and Comments

12/03	Safety Harbor	$12	Provided strong west coast Florida presence which with investment could grow

4/04	Durham	$5	Gained new, one-third utilized facility with core, long-term customer at less than replacement cost of facility

1/05	Texas (NLS)	$18	Built Texas market presence while allowing us to close and consolidate our smaller Dallas facility, reducing overall capex

1/05	Hempstead	$28	Tripled our market share in NY/NJ, providing distribution synergies and long-term care expertise

3/05	Royal	$45	Leader in New England healthcare with outstanding “best practices” in service; eliminated need for us to reinvest in Rhode Island facility

*Dollars in millions

[Angelica logo]

Year 1 Performance of Acquisitions with Price over
$10M Versus Going-In Pro Forma

	Pro Forma*	Actual*	Comments

Year 1 Revenue	$113.5	$117.0

Year 1 Plant Income	$8.2	$6.5	Utility expense up $1.8M versus pro forma

Year 1 Cash Flow	$(1.2)	$(1.3)	After capital expenditures and interest

*Dollars in millions
[Angelica logo]

Experienced Management Team

Steve O’Hara, Chairman & CEO	Became CEO in September 2003 after 3 years as outside director; added Chairman role in February 2006; 26 years business experience
Dave Van Vliet, President & COO	Joined Angelica as President and COO in June 2005; 28 years of business experience, most recently President & CEO of Growing Family, Inc.
Russell Watson, SVP Eastern Markets	5 years with Angelica, after 12 years with National Service Industries
Richard Oliva, SVP Western Markets	3 years with Angelica, following 13 years with Ashland Chemicals
Jim Shaffer, CFO	CPA with 30 years finance experience, including 7 years with Angelica
Steve Frey, General Counsel	30 years experience, including corporate, regulatory and acquisitions. Over 7 years with Angelica.
Scott Novak, VP Operations	2 years with Angelica, following 16 years with Ashland Chemicals

[Angelica logo]

Financial Review

[Angelica logo]

Steady Revenue Growth

Annual Revenues * - $ Million

[bar graph]

FY01	FY02	FY03	FY04	FY05
$250.7	$263.8	$283.3	$308	$418.4

*Adjusted to eliminate discontinued operations

[Angelica logo]

Pretax Income from Continuing Operations

Annual Pretax Income - $ Millions**
[bar graph]

FY01	FY02	FY03	FY04	FY05
$6.7	$5.3	$15.5*	$13.2	$0.7

* FY02 pretax income from continuing operations after reflecting a $6.8 loss on early extinguishment of debt

**Adjusted to eliminate discontinued operations

[Angelica logo]

What’s Been the Annual Impact of Natural Gas

	Total Natural Gas Expenditure	Weighted Average Total Cost per MMBTU	Weighted Average NYMEX Cost per MMBTU[1]	At FY06 Volume, Total Volume Adjusted Impact vs. FY02
FY02	$7.81M	$4.95	$4.42	-0-
FY03	$11.15M	$6.80	$5.71	$4.1M
FY04	$12.84M	$7.30	$6.26	$5.2M
FY05	$24.2M	$9.96	$7.85	$11.2M
Projected FY06*	$25.2M	$11.30	$8.01	$14.2M

1Excludes distribution and utility costs

*Assumes blend of 72% locked in pricing just under $10 and 28% current spot pricing as of June 2, 2006
  For reference, approximately 60% of FY07 and 35% of FY08 is also locked in between $9.00 and $10.00.

[Angelica logo]

Balance Sheet Remains Strong

Condensed and unaudited as of April 29, 2006 ($000,000)

ASSETS		LIABILITIES AND EQUITY

Cash	$3.8	Current Maturities of Debt	$ 0.3

Receivables - Net	57.3	Accounts Payable	34.6

Linens	46.1	Accrued Compensation	7.0

Prepaid	3.6	Other Accrued Liabilities	39.3

Total Current Assets	110.8	Total Current Liabilities	81.2

Net PP& E	104.3	Long-Term Debt, Less Current Maturities	86.9

Goodwill	49.2	Other Long-Term Obligations	15.2

Other Acquired Assets	41.3	Shareholders’ Equity	147.1

Other Long-Term Assets	24.8

Total Assets	$330.4	Total Liabilities and Equity	$330.4

[Angelica logo]

Looking Ahead

▪	FY06

	▪	Operational gains during year will be offset in part by $3 million in increased natural gas costs and $2 million of SG&A plant optimization expenses

	▪	Natural gas and plant optimization expense will be mostly in first two quarters

	▪	Expect sequential quarter to quarter improvement during year from Q1 with gross margins back over 15% for second half of FY06

	▪	Q1 gross margin rose to 13.8% from FY05 Q4 10.6%

▪	Long-term

	▪	Gross margins rising to 20% by FY08

	▪	15% total annual revenue growth from organic growth and acquisitions

[Angelica logo]

Angelica Advantages

▪	Market leader in healthcare textile services committed to great service every day for every customer

▪	Extensive national reach, with regional focus

▪	Implementing operational best practices systemwide now to provide scalable base

▪	Strong, experienced management team focused on profitable growth

▪	Dividend, currently at $0.11 per share quarterly, provides 2.6% return

[Angelica logo]

Summary

By pursuing its stated initiatives, Angelica will
be the leading provider of linen management
services to the U.S. healthcare market with
healthcare providers desiring our services due
to our quality standards, passion and
creativity, allowing us to reach our goal of
delivering industry-leading growth and
exceptional stakeholder value.

[Angelica logo]

Delightful Service Through Innovation
To Every Customer Every Day

Angelica Corporation
June, 2006